                                                                    EXHIBIT 10.2
                                PROMISSORY NOTE

  PRINCIPAL        LOAN DATE        MATURITY       LOAN NO        CALL       COLLATERAL       ACCOUNT        OFFICER      INITIALS
$350,000,000       09-30-1998      09-30-1999                                                                  JKG
------------      -----------      ----------      --------       ----       ----------       --------       -------      --------
References in the shaded area are for Lender's use only and do not limit applicability of this document to any particular loan or item.

Borrower:        Satilla Community Bank Group                     Lender:         THE BANKERS BANK
                 P.O. BOX 911                                                     2410 PACES FERRY ROAD
                 Brunswick, GA 31521                                              600 PACES SUMMIT
                                                                                  ATLANTA, GA 30339
==================================================================================================================================

Principal Amount:  $350,000,000          Initial Rate:  8.500%          Date of Note:  September 30, 1998

PROMISE TO PAY. Satilla Community Bank Group ("Borrower") promises to pay to THE BANKERS BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Hundred Fifty Thousand & 00/100 Dollars ($350,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 30, 1999. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime rate as published in the Money Rates section of the Wall Street Journal (the "Index"). If two or more rates exist, then the highest rate will prevail. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial annual rate of simple interest of 8.500%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged $100.00.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on the Note to 3.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's costs of collection, including court costs and fifteen percent (15%) of the principal plus accrued interest as attorneys' fees. If any sums owning under this Note are collected by or through an attorney-at-law, whether or not there is a lawsuit, and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law. Borrower also will pay any court cost, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Georgia. Subject to the provisions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Georgia.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of twenty dollars ($20.00) or five percent (5%) of the face amount of the check, whichever is greater, if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to. Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority:
Rodney E. Bennett, President; and David L. Knox. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

ACCRUAL METHOD.  Interest will be calculated on an Actual/360 basis.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties waive any right to require Lender to take action against any other party who signs this Note as provided in O.C.G.A. Section 10-7-24 and agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this Loan without the consent of or notice to anyone other than the party with whom the modification is made.

09-30-1998                     PROMISSORY NOTE                            Page 2
Loan No                          (Continued)
================================================================================

IN WITNESS WHEREOF, THIS NOTE HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED, WHO ACKNOWLEDGES A COMPLETED COPY HEREOF.

BORROWER:
Satilla Community Bank Group



By: /S/ RODNEY E. BENNET         (SEAL)     By: /S/ DAVID L. KNOX         (SEAL)
    -----------------------------               --------------------------
    Rodney E. Bennett, President                  David L. Knox, Chairman


LENDER:
THE BANKERS BANK



By: /S/
    --------------------------------
    Authorized Officer

================================================================================
Variable Rate. Line of Credit.

                                    GUARANTY


   The Bankers Bank                                           September 30, 1998
   Atlanta, GA


- FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to SATILLA COMMUNITY BANK GROUP (hereinafter called the "Debtor") by THE BANKERS BANK (hereinafter together with its successors and assigns, called the "Bank"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by declaration or otherwise, and at all times hereafter, of all obligations of the Debtor to the Bank, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due (collectively called "Liabilities"), and the undersigned further agree(s) to pay all expenses (including attorney's fees) paid or incurred by the Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty. The right of recover against each of the undersigned is, however, limited to the amount of FORTY THOUSAND THREE HUNDRED EIGHTY FIVE AND NO/100 DOLLARS ($40,385.00), plus interest on such amount and plus all expenses of enforcing this guaranty.
- Undersigned hereby transfers and conveys to the Bank any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter with the Bank, and the Bank is hereby given a lien upon security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Bank for any reason, including all dividends and distributions on or other rights in connection therewith.
- In the event of the death, incompetency, dissolution, or insolvency (as defined by the Uniform Commercial Code as in effect at that time in Georgia) of the Debtor, or if a petition in bankruptcy be filed by or against the Debtor, or if a receiver be appointed for any part of the property or assets of the Debtor, or if any judgement be entered against the Debtor, or if the Bank shall feel insecure with respect to Liabilities and if any such event should occur at a time when any of the Liabilities may not then be due and payable, the undersigned agrees to pay to the Bank upon demand the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.
- Bank may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Bank may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Bank for any purpose.
- This guaranty shall be continuing absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Bank of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Bank and no such notice shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities existing at the date of receipt of such notice by the Bank, any interest thereon or any expenses paid or incurred by the Bank in endeavoring to collect such Liabilities, or any part thereof, in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.
- The Bank may, from time to time, without notice to the undersigned (or any of them), (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities, (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities, (e) release its security interest, if any, in all or any property securing any of the Liabilities or any obligation hereunder and permit any substitution or exchange for any such property, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities, whether or not the Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities.
- Any amount received by the Bank from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Bank may from time to time elect.
- The undersigned hereby expressly waive(s): (a) Notice of the acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for any of the foregoing.
- The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized, without notice to the undersigned (or any of them), and shall in no way effect or impair this guaranty.
- The Bank may, without notice of any kind, sell, assign, or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers and benefits, but the Bank shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Bank, as to so much of the Liabilities as it has not sold, assigned, or transferred.
- No delay or failure on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Bank permitted hereunder shall in any way impair or affect this guaranty. For the purpose of this guaranty, Liabilities shall include all obligations of the Debtor to the Bank, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.
- This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors, and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.
- This guaranty has been made and delivered in the State of Georgia, and shall be governed by the laws of that State. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

IN WITNESS WHEREOF the undersigned have hereunto set their hands and affixed their seals the day and year above written.


Satilla Community Bank Group                                     DATE: September 30, 1998


Signed, sealed and delivered in the presence of:                 Guarantor(s):


/s/ Kristina Allen                                               /s/   Robert T. Baird
--------------------------------------------------               --------------------------------------------------
Notary Public                                                    Robert T. Baird
     Notary Public, Glynn County, Georgia
     My Commission Expires September 7, 2001
                                                                 /s/   Rodney E. Bennett
                                                                 --------------------------------------------------
                                                                 Rodney E. Bennett

                                                                 /s/   Walter A. Bennett
                                                                 --------------------------------------------------
                                                                 Walter A. Bennet

                                                                 /s/   Richard L. Brandon, MD
                                                                 --------------------------------------------------
                                                                 Richard L. Brandon, MD

                                                                 /s/   Marshall A. Ham
                                                                 --------------------------------------------------
                                                                 Marshall A. Ham

                                                                 /s/   Cecily A. Hill
                                                                 --------------------------------------------------
                                                                 Cecily A. Hill

                                                                 /s/   Wayne E. Knox
                                                                 --------------------------------------------------
                                                                 Wayne E. Knox

                                                                 /s/   David L. Knox, Sr.
                                                                 --------------------------------------------------
                                                                 David L. Knox, Sr.

                                                                 /s/   Sheila A. Meadows
                                                                 --------------------------------------------------
                                                                 Sheila A. Meadows

                                                                 /s/   Bill F. Raulerson
                                                                 --------------------------------------------------
                                                                 Bill F. Raulerson

                                                                 /s/   Steve E. Rawl
                                                                 --------------------------------------------------
                                                                 Steve E. Rawl

                                                                 /s/   Mary F. Slaughter
                                                                 --------------------------------------------------
                                                                 Mary F. Slaughter

                                                                 /s/   Curtis J. Tumlin, III
                                                                 --------------------------------------------------
                                                                 Curtis J. Tumlin, III



